EXHIBIT 99
              ====================================================

                     MASTR Adjustable Rate Mortgages Trust
                                   SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                           [UBS INVESTMENT BANK LOGO]


                       PRELIMINARY BACKGROUND INFORMATION

              MASTR Adjustable Rate Mortgages Trust Series 2004-11





                                   DISCLAIMER

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             1

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


              MASTR Adjustable Rate Mortgages Trust, Series 2004-11

             Approximate          Principal/                WAL         Expected Ratings
Class         Principal          Interest Type        (Yrs) Call(12)        TBA/TBA
-----         ---------          -------------        --------------        -------
              Amount(1)
              ---------

1-A-1(2)     $145,000,000    Super Senior, Floater          2.44            AAA/Aaa
1-A-2(3)      $16,000,000   Senior Support, Floater         2.44            AAA/Aaa
1-A-3(4)     $105,000,000    Super Senior, Floater          2.44            AAA/Aaa
1-A-4(5)      $26,000,000   Senior Support, Floater         2.44            AAA/Aaa
2-A-1(6)     $274,000,000    Super Senior, Floater          2.45            AAA/Aaa
2-A-2(7)      $30,000,000   Senior Support, Floater         2.45            AAA/Aaa
M1(8)         $20,618,000     Mezzanine, Floater            4.57             AA/Aa2
M2(9)         $14,908,000     Mezzanine, Floater            4.25              A/A2
B1(10)         $3,806,000     Subordinate/Floater           3.76           BBB+/Baa1
B2(11)         $5,075,125     Subordinate/Floater           3.21           BBB-/Baa3

Total        $668,481,793

(1)   Approximate, subject to adjustment as described in the Prospectus
      Supplement.

(2) The pass-through rate for the Cl ass 1-A-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(3) The pass-through rate for the Class 1-A-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(4) The pass-through rate for the Class 1-A-3 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(5) The pass-through rate for the Class 1-A-4 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(6) The pass-through rate for the Class 2-A-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".

(7) The pass-through rate for the Class 2-A-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".

(8) The pass-through rate for the Class M-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(9) The pass-through rate for the Class M-2 Certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a ma ximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             2

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

(10) The pass-through rate for the Class B-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as fu rther described under "Net WAC Cap".

(11) The pass-through rate for the Class B-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(12)  See "Pricing Prepayment Speed" below.





--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             3

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES

Pricing Prepayment Speed:       The Certificates will be priced at 30% CPR.

Payment Date:                   The 25th day of each month (or the next
                                succeeding business day) commencing in November
                                2004.

Estimated Closing Date:         October 28, 2004

Investor Settlement Date:       October 29, 2004

Accrued Interest:               The price to be paid by investors for the
                                Certificates will include one day of the accrued interest.

Interest Accrual Period:        The "Interest Accrual Period" for each
                                Distribution Date with respect to the Floating
                                Rate Certificates will be the period beginning with the 25th day of the prior month (or, in the case of the first Distribution Date, the Settlement Date) and ending on the 24th day of the current month (on an actual/360 day basis).

Pass-Through Rate:              With respect to any Distribution Date, the Class
                                1-A-1, 1-A-2, 1-A-3, 1-A-4, 2-A-1, 2-A-2, M- 1,
                                M-2, B-1 and B-2 Pass-Through Rates will be equal to the lesser of (A) One Month LIBOR plus the related certificate margin and (B) the Net
                                WAC Cap.

Current Interest:               For any class of the Certificates and any
                                distribution date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance during the related Interest Accrual Period.

Basis Risk Shortfall:           The excess, if any, of the interest that any of
                                the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class
                                1-A-4, Class 2-A-1, Class 2-A-2, Class M-1,
                                Class M-2, Class B-1 and Class B-2 Certificates would have been entitled to receive on that distribution date had the Pass-Through Rate of such Class not been subject to the Net WAC Cap.

Payment Delay:                  0 days

Issuer:                         MASTR Adjustable Rate Mortgages Trust Series
                                2004-11

Depositor:                      Mortgage Asset Securitization Transactions, Inc.

Master Servicer:                Wells Fargo Bank Minnesota, N.A.

Trustee                         TBD

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             4


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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Transferor:                     UBS Warburg Real Estate Securities, Inc.

Servicer Advancing:             The Servicers are required to make cash advances
                                to cover delinquent payments of principal and interest to the extent deemed recoverable.

Optional Redemption:            The terms of the transaction allow for a
                                clean-up call (the "Clean-up Call"), which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 5% of the initial aggregate principal balance of the Mortgage Loans.

Mortgage Loans:                 As of the Closing Date, it is anticipated that
                                the aggregate principal balance of the Mortgage
                                Loans will be approximately $ [].

Net WAC Cap:                    The Class 1-A-1, Class 1-A-2, Class 1-A-3 and
                                Class 1-A-4 Certificates will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 1 Mortgage
                                Loans. The Class 2-A-1 and Class 2-A-2
                                Certificates will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 2 Mortgage Loans.
                                The Class M-1, Class M-2, Class B-1 and Class
                                B-2 Certificates will be subject to a Net WAC
                                Cap equal to the minimum of the weighted average of the net mortgage rates on the aggregate
                                Mortgage Loans.

Credit Enhancement:             Credit enhancement for the Certificates will
                                consist of (i) Excess Interest, (ii)
                                Overcollateralization and (iii) Subordination provided to the more senior classes of Certificates by the more subordinate classes of Certificates.

Excess Interest:                The interest collections from the Mortgage Loans
                                less the sum of (i) the interest paid on the Certificates; and (ii) the aggregate of all fees and payments due by the Trust in respect of the Mortgage Loans.

Overcollateralization:          Commencing in March 2005, any Excess Cashflow
                                will be applied as principal on the Offered
                                Certificates. This will cause the principal balance of the Mortgage Loans to exceed the Class Principal Balance of the Certificates, resulting in Overcollateralization. Any realized losses on the Mortgage Loans will be applied first to Excess Cashflow and then to Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                                Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the
                                Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced by realized losses.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             5

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Overcollateralization
Target: Prior to the Distribution Date in March 2005, the Overcollateralization Target will be zero. For any Distribution thereafter, the Overcollateralization Target will be equal to [0.75%]* of the Cut-off Date Balance (the "Overcollateralization Target"). On or after the Stepdown Date, the Overcollateralization Target will be equal to [1.50%]* of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of [0.75%]* (the " O/C Floor") of the Cut-off Date Balance of the Mortgage Loans; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:                "Excess Cashflow" for any Distribution Date will
                                be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Priority of Distributions."

Trigger Event:                  After the Stepdown Date, (i) the quotient
                                (expressed as a percentage) of (x) the principal balance of the rolling three month average of Loans 60 days delinquent or more (including each Loan in foreclosure, each Loan for which the related borrower has filed for bankruptcy after the Closing Date and each Loan related to a REO
                                Property) and (y) the principal balance of the Loans, as of the last day of the related Due
                                Period, equals or exceeds [5.00%]* or (ii) the aggregate amount of Realized Losses with respect to the Loans incurred since the Cut-Off Date through the last day of the related Prepayment
                                Period divided by the initial principal balance of the Loans as of the Cut-Off Date exceeds the applicable percentages described below with respect to such Distribution Date:

           Distribution Date Occurring In            Loss Percentage
           ---------------------------------------------------------
           October 2007 through September 2008          [1.00%]*
           October 2008 through September 2009          [1.50%]*
           October 2009 through Septemb er 2010         [1.75%]*
           October 2010 and thereafter                  [2.00%]*

1-A-4 Trigger Event:            Prior to the Stepdown Date, the aggregate amount
                                of Realized Losses with respect to the Loans incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the initial principal balance of the Loans as of the Cut-Off Date exceeds [1.00%]* to such Distribution Date. After the Stepdown date the
                                "1-A-4 Trigger Event" is in effect if the "Trigger Event", described above, is in effect on such Distribution Date.


* Subject to change based on final approval by rating agencies.

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             6

              ====================================================

                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Stepdown Date:                  The earlier to occur of:

                                  (i)  the Distribution Date on which the
                                          aggregate principal balance of the
                                          Senior Certificates is reduced to
                                          zero; and
                                  (ii) the later to occur of:
                                          a.  the Distribution Date in November
                                              2007.
                                          b.  the first Distribution Date on
                                              which the aggregate principal
                                              balance of the Senior Certificates
                                              after allocation of principal
                                              remittance amount is less than or
                                              equal to [84.5%]* of the aggregate
                                              principal balance of the Mortgage
                                              Loans for such Distribution Date.

Allocation of Losses:           Any realized losses on the Mortgage Loans not
                                covered by Excess Cashflow or
                                Overcollateralization will be allocated to each class of Certificates in the following order: to the Class B-2, Class B-1, Class M-2 and Class
                                M-1 Certificates, in that order, in each case until the respective Class Principal Balance of such class of Certificates has been reduced to zero. Following the reduction of the Class
                                Principal Balance of each Class of Mezzanine and Subordinate Certificates to zero, such realized losses will be allocated to the Senior
                                Certificates as follows: (i) realized losses on Group 1 Mortgage Loans will be allocated concurrently (a) to the Class 1-A-2 and Class
                                1-A-1 Certificates, in that order, and (b) to the Class 1-A-4 and 1-A-3 Certificates, in that order, in each case until the respective Class
                                Principal Balance of such Class has been reduced to zero; and (ii) realized losses on Group 1
                                Mortgage Loans will be allocated to the Class
                                2-A-2 and Class 2-A-1 Certificates, in that order, in each case until the respective Class
                                Principal Balance of such Class has been reduced to zero.



  * Subject to change based on final approval by rating agencies.




--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             7

              ====================================================

                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Priority of Distributions:      Available funds from the Mortgage Loans (which
                                are net of any servicing, master servicing, trustee fees and private mortgage insurance premium fees) will be distributed in the following order of priority:

                                1)  Interest funds sequentially to (i)
                                    concurrently, to the Senior Certificates, pro-rata (including any unpaid interest amounts from prior distribution dates), and
                                    (ii) sequentially to the Class M-1, Class
                                    M-2, Class B-1 and Class B-2 Certificates;
                                2)  Principal funds, as follows: (i) to the
                                    Senior Certificates (in the manner and
                                    priority set forth under "Senior
                                    Certificates Principal Distributions"
                                    below), then (ii) sequentially, to the Class
                                    M-1, Class M-2, Class B-1 and Class B-2
                                    Certificates, each as described more fully under "Principal Paydown" below;
                                3) Beginning on the Distribution Date in March 2005, any remaining Excess Cashflow, to the Senior Certificates, Mezzanine Certificates and/or Subordinate Certificates (as applicable) to build or maintain Overcollateralization as described under "Overcollateralization Target" and
                                    "Principal Paydown," respectively;
                                4) Any remaining Excess Cashflow to pay (i) any unpaid interest sequentially, to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, then (ii) any unpaid realized loss amounts sequentially, to the (a) Class 1-A-1, Class 1-A-3 and Class 2-A-1, pro-rata, (b) Class 1-A-2, Class 1-A-4 and Class 2-A-2, pro-rata, (c) Class M-1, (d) Class M-2, (e) Class B-1 and (f) Class B-2 Certificates;
                                5) Any remaining Excess Cashflow to pay Basis Risk Shortfalls, and
                                6) To the Class X Certificates, any remaining amount. Proceeds from Excess Cashflow available to cover Basis Risk Shortfalls shall generally be distributed to the Senior Certificates on a pro rata basis, first based on the Class Principal Balances thereof and second based on any remaining unpaid Basis Risk Shortfalls, and then sequentially to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates in that order.

Principal Paydown:              Prior to the Stepdown Date or if a Trigger Event
                                is in effect on any Distribution Date, 100% of the available principal funds from the Mortgage
                                Loans minus the Overcollateralization released amount will be paid to the Senior Certificates, provided, however, that if the Senior
                                Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class B-1 and the Class B-2
                                Certificates.

                                On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all of the Senior, Mezzanine and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority:
                                (i) first, to the Senior Certificates (as described under "Senior Certificates Principal Distributions" below) such that the Senior Certificates in the aggregate will have [15.50%]* subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have [9.00%]* subordination,
                                (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have [4.30%]* subordination, (iv) fourth, to the Class B-1 Certificates such that the Class B-1 Certificates will have [3.10%]* subordination and (v) fifth, to the Class B-2 Certificates such that the Class B-2 Certificates will have [1.50%]* subordination; each subject to the required Overcollateralization Target.

   *Subject to change based on final approval by rating agencies.
--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             8


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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Senior Certificates
Principal Distributions:        Group 1 Principal Distribution:

                                Allocate 55.14% to the Class 1-A-1 and Class
                                1-A-2, pro-rata, until retired Allocate 44.86% to the Class 1-A-3 and Class 1-A-4, pro-rata, unless 1-A-4 trigger is hit, in which case the bonds will pay sequentially.



                                Group 2 Principal Distribution:

                                To the Class 2-A-1 and Class 2-A-2, pro-rata, until retired.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                             9

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                              Average Life Tables

Settle          10/29/2004                     LIBOR_1MO      1.76

First Payment   11/25/2004                     LIBOR_6MO      2.06

                                               LIBOR_1YR      2.355

                                               CMT_1YR        2.08

Class 1-A-1 and Class 1-A-2 to Optional Call Date
--------------------------------------------------------------------------------
                   WAL      7.18      3.82      2.44      1.69      1.19
Principal Window Begin         1         1         1         1         1
  Principal Window End       258       150        98        70        52

Class 1-A-3 and Class 1-A-4 to Optional Call Date **
--------------------------------------------------------------------------------
                         10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
                   WAL      7.18      3.82      2.44      1.69      1.19
Principal Window Begin         1         1         1         1         1
  Principal Window End       258       150        98        70        52

Class 2-A-1 to Optional Call Date
--------------------------------------------------------------------------------
                         10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
                   WAL      7.23      3.84      2.45      1.70      1.20
Principal Window Begin         1         1         1         1         1
             Principal       258       150        98        70        52
            Window End

Class 2-A-2 to Optional Call Date
--------------------------------------------------------------------------------
                         10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
                   WAL      7.23      3.84      2.45      1.70      1.20
Principal Window Begin         1         1         1         1         1
  Principal Window End       258       150        98        70        52

  ** Assuming there is no "1-A-4 Trigger Event"


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------
                                                                            10

[UBS INVESTMENT BANK LOGO]


                       MARM 04-11: PRELIMINARY COLLATERAL

Pool                            1                  2                Total:
--------------------------------------------------------------------------------
Total Balance              $334,172,281       $334,309,512       $668,481,793
Avg Balance                    $170,845           $461,753           $249,434
WA Gross Rate                     5.969              5.636              5.802
WA Net Rate                       5.605              5.273              5.439
WA Roll                              24                 23                 24
WA Gross Margin                    3.09               2.86              2.973
WA First Rate Cap                  3.58               4.02              3.788
WA Periodic Rate Cap               1.13               1.57              1.344
WA Max Rate                       12.29              12.13             12.205
WA FICO                             698                701                699
WA Orig LTV                        86.0               80.6               83.3
CA %                               16.5               49.0               32.7
Prepay %                           43.1               33.3               38.2
Full Doc %                         12.3                7.5                9.9
IO %                               43.6               56.0               49.8
WA Rem Term                         358                358                358

  *NOTE: This collateral is preliminary and could change prior to deal close.



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.
It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                  All records
================================================================================

                                                                       % of
                                          # of        Aggregate   Aggregate
Current Balance                          Loans          Balance     Balance     Group 1     Group 2
---------------------------------------------------------------------------------------------------
$1.00 - $75,000.00                         186      $10,166,623        1.52        3.04        0.00
$75,000.01 - $150,000.00                   685       78,711,365       11.77       23.55        0.00
$150,000.01 - $250,000.00                  775      152,520,355       22.82       45.64        0.00
$250,000.01 - $333,700.00                  371      107,920,984       16.14       23.93        8.36
$333,700.01 - $450,000.00                  357      137,027,268       20.50        2.90       38.09
$450,000.01 - $650,000.00                  248      131,914,858       19.73        0.94       38.52
$650,000.01 - $850,000.00                   32       23,952,461        3.58        0.00        7.16
$850,000.01 - $1,050,000.00                 21       20,042,879        3.00        0.00        6.00
$1,050,000.01 - $1,250,000.00                3        3,425,000        0.51        0.00        1.02
$1,250,000.01 - $1,450,000.00                1        1,300,000        0.19        0.00        0.39
$1,450,000.01 - $1,650,000.00                1        1,500,000        0.22        0.00        0.45
---------------------------------------------------------------------------------------------------
Total:                                   2,680     $668,481,793      100.00      100.00      100.00

Minimum: $20,880.00
Maximum: $1,500,000.00
Average: $249,433.50



                                                   % of
                      # of        Aggregate   Aggregate
Current Gross Rate   Loans          Balance     Balance     Group 1     Group 2
-------------------------------------------------------------------------------
<= 2.000%                1       $1,115,000        0.17        0.00        0.33
2.751% - 3.000%          6        1,632,800        0.24        0.27        0.22
3.001% - 3.250%          7        2,590,999        0.39        0.30        0.47
3.251% - 3.500%         25        7,057,628        1.06        0.95        1.16
3.501% - 3.750%         46       14,657,525        2.19        1.60        2.79
3.751% - 4.000%         93       24,947,178        3.73        3.42        4.05
4.001% - 4.250%         92       26,909,130        4.03        3.17        4.88
4.251% - 4.500%        166       40,523,548        6.06        6.10        6.02
4.501% - 4.750%         84       24,889,040        3.72        2.61        4.83
4.751% - 5.000%         74       22,933,738        3.43        2.69        4.17
5.001% - 5.250%         47       16,704,797        2.50        1.38        3.61
5.251% - 5.500%         67       21,282,503        3.18        2.11        4.26
5.501% - 5.750%        170       46,628,546        6.98        5.61        8.34
5.751% - 6.000%        361       97,702,383       14.62       12.46       16.77
6.001% - 6.250%        377       93,102,617       13.93       15.54       12.31
6.251% - 6.500%        359       83,466,855       12.49       14.19       10.79
6.501% - 6.750%        266       57,039,360        8.53       10.85        6.22
6.751% - 7.000%        191       38,569,079        5.77        7.72        3.82
7.001% - 7.250%         82       15,730,428        2.35        2.73        1.98
7.251% - 7.500%         64       11,039,031        1.65        2.43        0.87
7.501% - 7.750%         48        9,777,719        1.46        1.71        1.21
7.751% - 8.000%         34        6,809,900        1.02        1.47        0.57
8.001% - 8.250%         11        1,773,381        0.27        0.43        0.11
8.251% - 8.500%          8        1,514,808        0.23        0.24        0.21
8.501% - 8.750%          1           83,799        0.01        0.03        0.00
-------------------------------------------------------------------------------
Total:               2,680     $668,481,793      100.00       100.0      100.00
-------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 8.625%
Weighted Average: 5.802%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 1 of 6

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                   All records
================================================================================
                                                 % of
                    # of        Aggregate   Aggregate
Net Rate           Loans          Balance     Balance     Group 1     Group 2
-----------------------------------------------------------------------------
<= 2.000%              1       $1,115,000        0.17        0.00        0.33
2.251% - 2.500%        1          720,000        0.11        0.00        0.22
2.501% - 2.750%        9        2,760,599        0.41        0.35        0.47
2.751% - 3.000%       15        3,893,105        0.58        0.65        0.52
3.001% - 3.250%       29        9,457,749        1.41        1.06        1.77
3.251% - 3.500%       69       19,786,577        2.96        2.54        3.38
3.501% - 3.750%      102       28,794,531        4.31        3.44        5.18
3.751% - 4.000%      115       29,522,075        4.42        4.14        4.69
4.001% - 4.250%      138       36,490,708        5.46        4.90        6.02
4.251% - 4.500%      100       31,517,550        4.71        3.32        6.11
4.501% - 4.750%       44       12,939,894        1.94        1.43        2.44
4.751% - 5.000%       60       20,633,475        3.09        1.98        4.20
5.001% - 5.250%       78       22,560,086        3.37        2.75        4.00
5.251% - 5.500%      251       68,210,017       10.20        8.88       11.52
5.501% - 5.750%      370       95,079,327       14.22       13.69       14.76
5.751% - 6.000%      359       87,225,116       13.05       14.01       12.08
6.001% - 6.250%      338       77,093,651       11.53       13.52        9.55
6.251% - 6.500%      254       54,117,154        8.10       10.13        6.06
6.501% - 6.750%      139       26,791,389        4.01        5.76        2.26
6.751% - 7.000%       64       11,973,620        1.79        1.92        1.66
7.001% - 7.250%       73       13,344,501        2.00        2.70        1.29
7.251% - 7.500%       36        8,077,224        1.21        1.34        1.08
7.501% - 7.750%       23        3,960,316        0.59        1.08        0.11
7.751% - 8.000%       10        2,136,129        0.32        0.32        0.32
8.001% - 8.250%        2          282,000        0.04        0.08        0.00
-----------------------------------------------------------------------------
Total:             2,680     $668,481,793      100.00      100.00      100.00
-----------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 8.250%
Weighted Average: 5.439%


                                                 % of
                    # of        Aggregate   Aggregate
Index              Loans          Balance     Balance     Group 1     Group 2
-----------------------------------------------------------------------------
1 MONTH LIBOR        150      $43,684,950        6.53        5.29        7.78
1 Year CMT             1          314,000        0.05        0.00        0.09
1 Year Libor          22        5,647,552        0.84        0.69        1.00
6 Month Libor      2,507      618,835,291       92.57       94.01       91.13
-----------------------------------------------------------------------------
Total:             2,680     $668,481,793      100.00      100.00      100.00
-----------------------------------------------------------------------------

                                                 % of
                    # of        Aggregate   Aggregate
Months to Roll     Loans          Balance     Balance     Group 1     Group 2
-----------------------------------------------------------------------------
1                    172      $47,581,430        7.12        6.31        7.92
2                     18        4,085,724        0.61        0.82        0.40
3                     16        7,685,700        1.15        0.19        2.11
4                    345       95,803,929       14.33       11.79       16.87
5                     60       22,088,745        3.30        2.13        4.48
6                      1          226,250        0.03        0.07        0.00
16                     1          208,336        0.03        0.06        0.00
17                     2          332,561        0.05        0.10        0.00
18                    24        4,658,559        0.70        1.18        0.21
19                    30        6,753,197        1.01        1.30        0.72
20                    23        5,584,828        0.84        0.82        0.85
21                   160       38,397,250        5.74        6.46        5.03
22                   613      146,968,491       21.99       25.81       18.16
23                   187       47,467,990        7.10        6.47        7.73
28                     1          300,000        0.04        0.09        0.00
29                     1           94,586        0.01        0.03        0.00
30                     1          713,550        0.11        0.00        0.21
31                     2          372,143        0.06        0.11        0.00
32                     4          909,590        0.14        0.13        0.14
33                    59       12,481,462        1.87        2.22        1.51
34                   266       53,590,898        8.02        9.87        6.16
35                   482      122,416,063       18.31       16.84       19.79
52                     1          475,000        0.07        0.00        0.14
53                     1          103,190        0.02        0.03        0.00
56                     5        2,643,607        0.40        0.02        0.77
57                     8        3,054,993        0.46        0.26        0.66
58                    61       12,323,642        1.84        2.35        1.34
59                   117       25,435,204        3.80        3.89        3.72
78                     1          165,599        0.02        0.05        0.00
81                     1          263,200        0.04        0.08        0.00
82                     1          100,000        0.01        0.03        0.00
83                     2          746,000        0.11        0.09        0.13
116                    1           70,975        0.01        0.02        0.00
117                    2          404,000        0.06        0.03        0.09
118                    8        3,039,799        0.45        0.19        0.72
119                    3          935,300        0.14        0.16        0.12
-----------------------------------------------------------------------------
Total:             2,680     $668,481,793      100.00      100.00      100.00
-----------------------------------------------------------------------------
Minimum: 1
Maximum: 119
Weighted Average: 24


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 2 of 6

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                   All records
================================================================================
                                                   % of
                      # of        Aggregate   Aggregate
Gross Margin         Loans          Balance     Balance     Group 1     Group 2
-------------------------------------------------------------------------------
<= 2.000%              117      $29,610,058        4.43        4.82        4.04
2.001% - 2.250%        279       83,852,606       12.54        7.59       17.49
2.251% - 2.500%        139       40,269,115        6.02        4.55        7.50
2.501% - 2.750%        626      153,317,442       22.94       22.06       23.81
2.751% - 3.000%        306       86,189,725       12.89       10.71       15.08
3.001% - 3.250%        341       89,198,472       13.34       13.84       12.85
3.251% - 3.500%        390       87,256,221       13.05       15.45       10.66
3.501% - 3.750%        258       50,419,956        7.54       11.63        3.46
3.751% - 4.000%        128       27,022,728        4.04        5.43        2.65
4.001% - 4.250%         47        9,477,064        1.42        2.23        0.61
4.251% - 4.500%         23        4,803,055        0.72        0.65        0.79
4.501% - 4.750%          7        3,173,999        0.47        0.11        0.84
5.001% - 5.250%          1          325,000        0.05        0.10        0.00
5.251% - 5.500%          2          395,000        0.06        0.12        0.00
5.501% - 5.750%          3          414,900        0.06        0.12        0.00
6.001% - 6.250%          2          981,357        0.15        0.06        0.23
6.251% - 6.500%          4          857,906        0.13        0.26        0.00
6.501% - 6.750%          3          329,926        0.05        0.10        0.00
6.751% - 7.000%          1          270,000        0.04        0.08        0.00
7.001% - 7.250%          1           90,965        0.01        0.03        0.00
7.251% - 7.500%          1          142,500        0.02        0.04        0.00
7.501% - 7.750%          1           83,799        0.01        0.03        0.00
-------------------------------------------------------------------------------
Total:               2,680     $668,481,793      100.00      100.00      100.00
-------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 7.625%
Weighted Average: 2.973%



                                                   % of
                      # of        Aggregate   Aggregate
First Rate Cap       Loans          Balance     Balance     Group 1     Group 2
-------------------------------------------------------------------------------
 0.000%                477     $132,054,000       19.75       16.37       23.14
 1.000%                 63       15,132,900        2.26        2.82        1.71
 2.000%                 14        2,293,550        0.34        0.46        0.22
 3.000%              1,373      317,273,747       47.46       55.32       39.61
 3.250%                  1          205,000        0.03        0.06        0.00
 4.625%                  1          105,200        0.02        0.03        0.00
 5.000%                616      150,818,302       22.56       21.26       23.87
 5.500%                  1          515,850        0.08        0.00        0.15
 5.875%                  1          672,000        0.10        0.00        0.20
 6.000%                130       48,863,744        7.31        3.52       11.09
 7.375%                  1          153,600        0.02        0.05        0.00
 7.625%                  1          130,400        0.02        0.04        0.00
12.000%                  1          263,500        0.04        0.08        0.00
-------------------------------------------------------------------------------
Total:               2,680     $668,481,793      100.00      100.00      100.00
-------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 12.000%
Weighted Average: 3.788%



                                                   % of
                      # of        Aggregate   Aggregate
Periodic Rate Cap    Loans          Balance     Balance     Group 1     Group 2
-------------------------------------------------------------------------------
0.000%                 471     $127,594,000       19.09       16.38       21.79
1.000%               2,082      491,529,602       73.53       80.19       66.87
2.000%                  52       15,221,313        2.28        1.50        3.06
6.000%                  75       34,136,879        5.11        1.93        8.28
-------------------------------------------------------------------------------
Total:               2,680     $668,481,793      100.00      100.00      100.00
-------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 6.000%
Weighted Average: 1.344%



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 3 of 6

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                   All records
================================================================================
                                                    % of
                       # of        Aggregate   Aggregate
Maximum Rate          Loans          Balance     Balance     Group 1     Group 2
--------------------------------------------------------------------------------
8.751% - 9.000%           4         $692,800        0.10        0.21        0.00
9.251% - 9.500%           5        2,649,123        0.40        0.17        0.62
9.501% - 9.750%           9        2,352,125        0.35        0.21        0.50
9.751% - 10.000%          3          626,020        0.09        0.19        0.00
10.001% - 10.250%         5          936,117        0.14        0.18        0.10
10.251% - 10.500%         5        1,126,056        0.17        0.13        0.20
10.501% - 10.750%         9        3,204,744        0.48        0.25        0.71
10.751% - 11.000%        66       17,155,028        2.57        2.48        2.65
11.001% - 11.250%        68       19,279,953        2.88        2.30        3.47
11.251% - 11.500%       102       27,933,007        4.18        3.56        4.79
11.501% - 11.750%       210       53,329,564        7.98        7.16        8.80
11.751% - 12.000%       884      247,378,520       37.01       30.07       43.93
12.001% - 12.250%       346       84,600,538       12.66       14.67       10.64
12.251% - 12.500%       317       71,950,338       10.76       12.66        8.87
12.501% - 12.750%       227       50,503,489        7.55        9.27        5.84
12.751% - 13.000%       167       33,214,283        4.97        7.17        2.77
13.001% - 13.250%        66       11,860,280        1.77        1.98        1.57
13.251% - 13.500%        57       10,114,691        1.51        2.28        0.74
13.501% - 13.750%        45        8,972,244        1.34        1.63        1.05
13.751% - 14.000%        31        6,328,047        0.95        1.32        0.57
14.001% - 14.250%        11        1,773,381        0.27        0.43        0.11
14.251% - 14.500%         8        1,514,808        0.23        0.24        0.21
14.501% - 14.750%         1           83,799        0.01        0.03        0.00
15.001% - 15.250%         3        1,497,999        0.22        0.08        0.37
15.251% - 15.500%         2          426,250        0.06        0.13        0.00
15.501% - 15.750%         1          250,000        0.04        0.07        0.00
15.751% - 16.000%         3          875,608        0.13        0.16        0.10
16.001% - 16.250%         1          210,000        0.03        0.06        0.00
16.751% - 17.000%         5        1,599,202        0.24        0.36        0.12
17.001% - 17.250%         5        1,390,081        0.21        0.19        0.23
17.251% - 17.500%         2          613,500        0.09        0.03        0.15
17.501% - 17.750%         2          349,829        0.05        0.10        0.00
17.751% - 18.000%         3          859,843        0.13        0.11        0.14
18.001% - 18.250%         7        2,830,525        0.42        0.11        0.74
--------------------------------------------------------------------------------
Total:                2,680     $668,481,793      100.00      100.00      100.00
--------------------------------------------------------------------------------
Minimum: 9.000%
Maximum: 18.250%
Weighted Average: 12.205%




                                                    % of
                       # of        Aggregate   Aggregate
FICO Scores           Loans          Balance     Balance     Group 1     Group 2
--------------------------------------------------------------------------------
Not Available 0           2         $535,522        0.08        0.07        0.09
561 - 580                 1          199,151        0.03        0.06        0.00
581 - 600                 4        1,096,334        0.16        0.09        0.24
601 - 620                 9        1,863,241        0.28        0.27        0.28
621 - 640               240       63,627,397        9.52        9.82        9.21
641 - 660               338       80,625,306       12.06       12.91       11.21
661 - 680               411      102,327,954       15.31       15.56       15.05
681 - 700               428      107,842,169       16.13       15.61       16.65
701 - 720               407      101,545,058       15.19       14.89       15.49
721 - 740               317       73,680,425       11.02       11.44       10.60
741 - 760               240       58,987,775        8.82        9.22        8.42
761 - 780               168       46,109,045        6.90        5.28        8.52
781 - 800               100       26,498,093        3.96        4.08        3.84
801 - 820                15        3,544,322        0.53        0.68        0.38
--------------------------------------------------------------------------------
Total:                2,680     $668,481,793      100.00      100.00      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 580
Maximum: 816
Weighted Average: 699



                                                               % of
                                  # of        Aggregate   Aggregate
Original Loan To Value Ratio     Loans          Balance     Balance     Group 1     Group 2
-------------------------------------------------------------------------------------------
<= 50.00%                           28       $7,957,326        1.19        0.69        1.69
50.01% - 55.00%                      7        1,423,824        0.21        0.19        0.23
55.01% - 60.00%                     23        6,200,241        0.93        0.84        1.01
60.01% - 65.00%                     35       11,281,610        1.69        0.80        2.57
65.01% - 70.00%                     88       28,596,082        4.28        2.79        5.76
70.01% - 75.00%                     88       31,726,850        4.75        2.01        7.49
75.01% - 80.00%                  1,101      292,733,337       43.79       36.53       51.05
80.01% - 85.00%                     51       15,738,890        2.35        1.70        3.01
85.01% - 90.00%                    577      132,961,963       19.89       21.70       18.08
90.01% - 95.00%                    668      137,279,748       20.54       31.97        9.11
95.01% - 100.00%                    14        2,581,924        0.39        0.77        0.00
-------------------------------------------------------------------------------------------
Total:                           2,680     $668,481,793      100.00      100.00      100.00
-------------------------------------------------------------------------------------------

Minimum: 19.94
Maximum: 100.00
Weighted Average: 83.27



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 4 of 6

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                   All records
================================================================================

                                                                % of
                                   # of        Aggregate   Aggregate
Combined Loan To Value Ratio      Loans          Balance     Balance     Group 1     Group 2
--------------------------------------------------------------------------------------------
<= 50.00%                            23       $7,395,976        1.11        0.61        1.61
50.01% - 55.00%                       3          418,000        0.06        0.13        0.00
55.01% - 60.00%                      18        4,590,741        0.69        0.73        0.64
60.01% - 65.00%                      24        7,257,916        1.09        0.69        1.48
65.01% - 70.00%                      55       18,148,099        2.71        2.02        3.41
70.01% - 75.00%                      51       20,153,823        3.01        1.25        4.78
75.01% - 80.00%                     254       78,834,424       11.79        8.34       15.25
80.01% - 85.00%                      68       21,534,303        3.22        2.42        4.02
85.01% - 90.00%                     899      225,337,540       33.71       32.79       34.62
90.01% - 95.00%                     984      209,002,436       31.27       41.58       20.95
95.01% - 100.00%                    300       75,330,135       11.27        9.44       13.10
or less 100.01%                       1          478,400        0.07        0.00        0.14
--------------------------------------------------------------------------------------------
Total:                            2,680     $668,481,793      100.00      100.00      100.00
--------------------------------------------------------------------------------------------

Minimum: 19.94
Maximum: 100.03
Weighted Average: 89.00


                                                      % of
                           # of      Aggregate   Aggregate
Amortization              Loans        Balance     Balance     Group 1   Group 2
--------------------------------------------------------------------------------
Interest In Arrears       1,431   $335,602,501       50.20       56.42     43.99
Interest Only             1,249    332,879,292       49.80       43.58     56.01
--------------------------------------------------------------------------------
Total:                    2,680   $668,481,793      100.00      100.00    100.00
--------------------------------------------------------------------------------


                                                      % of
                           # of      Aggregate   Aggregate
Top 5 States              Loans        Balance     Balance     Group 1   Group 2
--------------------------------------------------------------------------------
California                  593   $218,892,712       32.74       16.47     49.01
Florida                     169     35,496,413        5.31        6.56      4.06
New York                    102     35,320,806        5.28        3.76      6.80
Massachusetts                92     29,855,731        4.47        4.27      4.66
Arizona                     162     29,732,784        4.45        6.24      2.66
Other                     1,562    319,183,346       47.75       62.70     32.80
--------------------------------------------------------------------------------
Total:                    2,680   $668,481,793      100.00      100.00    100.00
--------------------------------------------------------------------------------


                                                      % of
                           # of      Aggregate   Aggregate
Prepay Original Term      Loans        Balance     Balance     Group 1   Group 2
--------------------------------------------------------------------------------
0                         1,573   $413,159,074       61.81       56.92     66.69
6                            26     12,872,902        1.93        0.42      3.43
12                          144     39,107,694        5.85        5.50      6.20
24                          664    149,872,882       22.42       26.97     17.87
30                            2        224,918        0.03        0.07      0.00
36                          246     48,240,151        7.22        9.18      5.26
42                            1        156,000        0.02        0.05      0.00
60                           24      4,848,171        0.73        0.90      0.55
--------------------------------------------------------------------------------
Total:                    2,680   $668,481,793      100.00      100.00    100.00
--------------------------------------------------------------------------------


                                                      % of
                           # of      Aggregate   Aggregate
Document Type             Loans        Balance     Balance     Group 1   Group 2
--------------------------------------------------------------------------------
Alternate                    58    $12,285,548        1.84        2.36      1.32
Full                        310     66,236,373        9.91       12.33      7.49
No Doc                      568    140,794,217       21.06       21.53     20.59
No Ratio                    359     77,897,269       11.65       15.05      8.26
Reduced                     729    210,108,192       31.43       23.78     39.08
Stated Doc                  654    160,786,593       24.05       24.84     23.26
Streamline                    2        373,600        0.06        0.11      0.00
--------------------------------------------------------------------------------
Total:                    2,680   $668,481,793      100.00      100.00    100.00
--------------------------------------------------------------------------------


                                                      % of
                           # of      Aggregate   Aggregate
Loan Purpose              Loans        Balance     Balance     Group 1   Group 2
--------------------------------------------------------------------------------
Cash Out Refinance          575   $158,818,386       23.76       22.79     24.72
Purchase                  1,890    459,510,961       68.74       69.27     68.21
Rate/Term Refinance         215     50,152,447        7.50        7.93      7.07
--------------------------------------------------------------------------------
Total:                    2,680   $668,481,793      100.00      100.00    100.00
--------------------------------------------------------------------------------



                                                      % of
                           # of      Aggregate   Aggregate
Owner Occupancy Status    Loans        Balance     Balance     Group 1   Group 2
--------------------------------------------------------------------------------
Investor                    967   $182,086,220       27.24       38.77     15.71
Primary                   1,673    473,418,122       70.82       60.12     81.51
Secondary                    40     12,977,451        1.94        1.11      2.77
--------------------------------------------------------------------------------
Total:                    2,680   $668,481,793      100.00      100.00    100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 5 of 6

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                                   All records
================================================================================

                                                                       % of
                                          # of        Aggregate   Aggregate
Property Type                            Loans          Balance     Balance     Group 1     Group 2
---------------------------------------------------------------------------------------------------
Coop                                         5       $1,367,900        0.20        0.27        0.14
Condominium                                279       62,288,227        9.32       10.19        8.44
PUD                                        232       60,740,238        9.09        8.36        9.81
Single Family                            1,892      470,028,312       70.31       66.59       74.03
Two- to Four Family                        272       74,057,117       11.08       14.59        7.57
---------------------------------------------------------------------------------------------------
Total:                                   2,680     $668,481,793      100.00      100.00      100.00
---------------------------------------------------------------------------------------------------


                                                                       % of
                                          # of        Aggregate   Aggregate
Stated Remaining Term to Maturity        Loans          Balance     Balance     Group 1     Group 2
---------------------------------------------------------------------------------------------------
351                                          1         $468,000        0.07        0.00        0.14
352                                          3          983,336        0.15        0.15        0.14
353                                          4          530,338        0.08        0.16        0.00
354                                         27        5,763,958        0.86        1.30        0.43
355                                         54       11,021,820        1.65        2.43        0.86
356                                         51       13,294,725        1.99        1.81        2.17
357                                        245       61,818,604        9.25        9.23        9.26
358                                      1,439      354,349,460       53.01       55.12       50.90
359                                        856      220,251,552       32.95       29.80       36.10
---------------------------------------------------------------------------------------------------
Total:                                   2,680     $668,481,793      100.00      100.00      100.00
---------------------------------------------------------------------------------------------------

Minimum: 351
Maximum: 359
Weighted Average: 358


                                                                       % of
                                          # of        Aggregate   Aggregate
Servicer                                 Loans          Balance     Balance     Group 1     Group 2
---------------------------------------------------------------------------------------------------
Bank of America                              1          $59,824        0.01        0.02        0.00
Cendant                                     11        2,972,098        0.44        0.51        0.38
GMAC Mortgage                              735      219,463,658       32.83       24.71       40.95
Greenpoint                                 611      145,171,713       21.72       21.54       21.90
National City Mortgage                      17        4,602,333        0.69        0.38        1.00
Wells Fargo                              1,305      296,212,168       44.31       52.85       35.78
---------------------------------------------------------------------------------------------------
Total:                                   2,680     $668,481,793      100.00      100.00      100.00
---------------------------------------------------------------------------------------------------


                                                                       % of
                                          # of        Aggregate   Aggregate
Originator                               Loans          Balance     Balance     Group 1     Group 2
---------------------------------------------------------------------------------------------------
Alterna Mortgage                             2         $653,000        0.10        0.06        0.13
American Gold Mortgage Corp.                 5          902,064        0.13        0.27        0.00
Bank of America                              1           59,824        0.01        0.02        0.00
Cendant Mortgage                            11        2,972,098        0.44        0.51        0.38
First Guaranty Mortgage                     17        2,936,142        0.44        0.88        0.00
Flick                                        1          103,190        0.02        0.03        0.00
Greenpoint Mortgage Corporation          1,079      271,965,863       40.68       37.83       43.53
Homestar                                     3          799,850        0.12        0.08        0.15
Loan Center Of California Inc               51       16,830,817        2.52        1.23        3.81
Metrociti LLC                               10        5,518,026        0.83        0.00        1.65
Mortgage Store                              21        4,163,630        0.62        0.84        0.41
Nat City Mortgage                           17        4,602,333        0.69        0.38        1.00
UBS Conduit                                157       60,762,790        9.09        5.03       13.15
Wells Fargo Home Mortgage, Inc.          1,305      296,212,168       44.31       52.85       35.78
---------------------------------------------------------------------------------------------------
Total:                                   2,680     $668,481,793      100.00      100.00      100.00
---------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 6 of 6